UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2012

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9158 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 29, 2012, IRIS International, Inc. (the “Company” or “IRIS”) entered into amendments to the existing employment agreements with each of César M. García, Chief Executive Officer of the Company and each of Amin Khalifa, John Yi, Tom Warekois, Robert Mello, Thomas Adams, Richard O’Leary and Philip Ginsburg, each an executive officer of the Company. The amendments to the employment agreements were approved by the Compensation Committee of the Board of Directors.

The amendments modified the definition of “change in control” in the employment agreements to provide that a change in control will occur upon consummation, and not simply shareholder approval, of certain fundamental transactions affecting IRIS. For purposes of determining if and when severance payments are payable to the Company’s executive officers, the amendments provide that a “change in control” will mean (i) the dissolution or liquidation of IRIS, (ii) consummation of any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of IRIS’ assets, (iii) consummation of any merger or consolidation of IRIS in which the holders of our voting stock immediately before the merger or consolidation will not own thirty five percent (35%) or more of the voting stock of the continuing or surviving corporation immediately after such merger or consolidation, or (iv) a change of fifty percent (50%) (rounded to the next whole person) in the membership of the Board of Directors within a twelve (12)-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of a majority of the directors then still in office who were in office at the beginning of the twelve (12)-month period.

The amendments also modified the manner in which the Company calculates severance payable to executive officers whose employment is terminated following a change in control. Previously, a portion of the severance payable to an executive officer who is terminated following a change in control was based on a multiple of the average annual bonus actually paid to the executive officer for the two fiscal years preceding his termination. This severance term was amended to provide that the payment would be based on a multiple of the target bonus the executive is eligible to earn under our management incentive bonus plan for the fiscal year in which the termination occurs or, if such target bonus has not yet been determined, the last target bonus established for such executive officer.

The foregoing description of the amendments to the employment agreements is qualified in its entirety by the actual terms of such amendments, the forms of which are attached hereto as Exhibits 10.1 through 10.8 and incorporated herein by reference.

Item 9.01	— Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1†	Fifth Amendment to Key Employee Agreement for César M. Garcia effective February 29, 2012 between IRIS International, Inc. and César M. Garcia.

10.2†	Second Amendment to Key Employee Agreement for Amin Khalifa effective February 29, 2012 between IRIS International, Inc. and Amin Khalifa.

10.3†	Third Amendment to Key Employee Agreement for John Yi effective February 29, 2012 between IRIS International, Inc. and John Yi.

10.4†	Third Amendment to Key Employee Agreement for Tom Warekois effective February 29, 2012 between IRIS International, Inc. and Tom Warekois.

10.5†	Third Amendment to Key Employee Agreement for Robert Mello effective February 29, 2012 between IRIS International, Inc. and Robert Mello.

10.6†	Second Amendment to Key Employee Agreement for Thomas H. Adams, Ph.D effective February 29, 2012 between IRIS International, Inc. and Thomas H. Adams, Ph.D.

10.7†	First Amendment to Key Employee Agreement for Richard O’Leary effective February 29, 2012 between IRIS International, Inc. and Richard O’Leary.

10.8†	Second Amendment to Key Employee Agreement for Philip Ginsburg effective February 29, 2012 between IRIS International, Inc. and Philip Ginsburg.

†	A management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: March 6, 2012	By:	/s/ César M. García
César M. García
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1†	Fifth Amendment to Key Employee Agreement for César M. Garcia effective February 29, 2012 between IRIS International, Inc. and César M. Garcia.

10.2†	Second Amendment to Key Employee Agreement for Amin Khalifa effective February 29, 2012 between IRIS International, Inc. and Amin Khalifa.

10.3†	Third Amendment to Key Employee Agreement for John Yi effective February 29, 2012 between IRIS International, Inc. and John Yi.

10.4†	Third Amendment to Key Employee Agreement for Tom Warekois effective February 29, 2012 between IRIS International, Inc. and Tom Warekois.

10.5†	Third Amendment to Key Employee Agreement for Robert Mello effective February 29, 2012 between IRIS International, Inc. and Robert Mello.

10.6†	Second Amendment to Key Employee Agreement for Thomas H. Adams, Ph.D effective February 29, 2012 between IRIS International, Inc. and Thomas H. Adams, Ph.D.

10.7†	First Amendment to Key Employee Agreement for Richard O’Leary effective February 29, 2012 between IRIS International, Inc. and Richard O’Leary.

10.8†	Second Amendment to Key Employee Agreement for Philip Ginsburg effective February 29, 2012 between IRIS International, Inc. and Philip Ginsburg.

†	A management contract or compensatory plan or arrangement.

5